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                                                                  EXHIBIT 10.31

                               SUBLEASE AGREEMENT

Coast Wide Supply Co., as Sublessor (herein referred to as Landlord) subleases to Amazon.com Inc. (herein referred to as Tenant) for that property commonly referred to as 2250 - 1st Avenue S., Seattle, Washington, subject to that Master Lease dated December 5, 1979, by and between Pacific Northwest Warehouses Inc. and Coast Wide Supply Co. A copy of Master Lease is hereto attached as Exhibit A.

1.    Specific Information:

      1.1.  The "Landlord" is Coast Wide Supply Co.

      1.2.  The "Tenant" is Amazon.com Inc., a Washington corporation.

      1.3. Location of Premises: The street address of the leased property ("Premises") is 2250 First Avenue South, Seattle, Washington, which is legally described on Schedule 1.3.

      1.4.  Lease Duration:

            1.4.1.      The "Commencement Date" of this Lease is February 1,
1996.

            1.4.2.      The "Termination Date" of this Lease is December 31,
1998.

      1.5. The "Basic Monthly Rent" at the commencement of this Lease is See Attachment (which shall be adjusted periodically in accordance with Schedule 1.5).

      1.6. The "Allowed Use" of the Premises is for general offices, sale and distribution of books & other products.

      1.7. On signing this Lease, Tenant shall pay Landlord Seven Thousand Two Hundred and No/100 Dollars ($7,200.00) as first month's rent ("Advance Rent") and shall deposit Twenty-One Thousand Six Hundred and No/100 Dollars ($21,600.00) to be held as the "Security Deposit." Of this security deposit, Seven Thousand Two Hundred Dollars ($7,200.00) shall be held by Landlord and Fourteen Thousand Four Hundred Dollars ($14,400.00) shall be held in escrow by Landlord's counsel, David E. Leshner. The escrowed funds shall be placed in an interest bearing trust account, with all interest accruing thereon to be held for the benefit of Tenant. If Tenant fails to pay rent or defaults in the payment of any other sum due Landlord hereunder, Landlord shall have the option of drawing against either the portion of the security deposit it holds or the portion of the security deposit held in escrow. In the event Landlord draws against either the portion of the security deposit it holds or the portion of the security deposit held in escrow, then Tenant shall, upon ten (10) days written notice from Landlord, replenish the amount so drawn. Tenant's failure to do so shall be a default hereunder. At the conclusion of this sublease, Landlord and the escrow shall return to Tenant any unapplied portions of the security deposit within a reasonable time.

      1.8.  Notice Address of Tenant:

            Amazon.com Inc.
            Attn:  Jeff Bezos
            2250 1st Ave. S.
            Seattle, WA  98134



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      1.9.  Notice Address of Landlord:

            Coast Wide Supply Co.
            3800 1st Ave. S.
            Seattle, WA  98134

      1.10. Date. This Lease is dated, for reference purposes only, as of January 19, 1996.

2. Premises. Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and on all of the terms and conditions of this Lease, the Premises.

3.    Term.

      3.1. Term. The term of this Lease is from the Commencement Date until the Termination Date, unless sooner terminated pursuant to any provision hereof.

      3.2. Delay in Commencement. Despite the stated Commencement Date, the Landlord shall not be liable to Tenant and this Lease (including the stated Termination Date) and the Tenant obligations under this Lease shall be unaffected if for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, but in such case Tenant shall have no obligation to pay rent until Landlord delivers possession of the Premises to Tenant. If Landlord has not delivered possession of the Premises to Tenant by ten (10) days after the stated Commencement Date and until Landlord does deliver possession to the Premises to Tenant, Tenant may elect by written notice to Landlord cancel this Lease. If the Landlord shall not have delivered possession of the Premises within one (1) year from the Commencement Date, Landlord may by notice in writing to Tenant cancel this Lease. If either party elects to so cancel the Lease, Landlord shall return any money previously deposited by Tenant and the parties shall be discharged from all obligations hereunder. In no event, however, shall Tenant have the right to cancel this Lease because of any delay in delivering possession of the Premises because of any act of God or the elements; shortage or unavailability of necessary materials, supplies, or labor; shortage of or interruption in transportation of facilities; regulations or restriction; or any other cause beyond Landlord's reasonable control. In the event delivery of possession of the Premises is delayed beyond the stated Commencement Date, the stated Commencement Date and the stated Termination Date each shall be extended by the number of days of such delay.

      3.3. Early Possession. If Tenant occupies the Premises before the Commencement Date of the term, all of Tenant's Lease obligations (including payment of Operating Expenses, but not Basic Monthly Rent) shall become effective immediately although such early possession shall not accelerate the Termination Date of this Lease.

4.    Rent.

      4.1. Basic Monthly Rent. Tenant shall pay to Landlord as rent for the Premises the Basic Monthly Rent, in advance, on the first day of each month of the term hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a pro-rata portion of the monthly installment. Rent shall be payable without notice or demand and without deduction, offset, or abatement, in lawful money of the United States of America to Landlord at such address and to such other persons or at such other places as Landlord may designate in writing.



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      4.2.  Operating Expenses.

            4.2.1. In addition to the Basic Monthly Rent and commencing on the earlier of Tenant's occupancy or the Commencement Date, Tenant shall pay to Landlord monthly and in advance the Operating Expenses of the Premises. Periodically Landlord shall submit to Tenant a statement of the anticipated monthly amount of the Operating Expenses, and Tenant shall pay the same and all subsequent monthly payments concurrently with the payment of Basic Monthly Rent or if no Basic Monthly Rent is due, payment of the Operating Expenses shall be due and payable on or before the first day of each month, in advance without adjustment or offset. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. In the event that a Lender requires Landlord to make monthly or periodic deposits to an account for the payment of Insurance Premiums or Taxes, the amount of such required deposits shall be simultaneously due from Tenant rather than being due on the date when such Taxes or Insurance Premiums are paid. Each year when available, Landlord shall give Tenant a statement showing the total Operating Expenses and other charges, if any, for the Property actually incurred for the prior calendar year. In the event that the term of this Lease does not begin or end coincident with the calendar year, the statement for such year shall be prorated appropriately. In the event the total of the monthly payments which Tenant has made for the prior calendar year shall be less than the actual Operating Expenses, then Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord when the final determination is made of the Operating Expenses; even though the Term may have expired or been terminated. Any overpayment made shall be refunded to Tenant or, at Landlord's option, credited towards the next Basic Monthly Rent payments coming due. In the case of the year in which the Lease expires or terminates, any overpayment will be refunded. In the event of any adjustment by Landlord of the estimated amount of the Operating Expenses, Tenant shall immediately commence paying the adjusted estimated amount.

            4.2.2. Definition of Operating Expenses. "Operating Expenses" shall mean the total costs and expenses paid or incurred by Landlord in connection with the ownership, operation, maintenance and repair of the Premises which in accordance with reasonable accounting and management practices consistently applied, including, without limitation (1) Taxes; (2) Insurance Premiums; (3) the cost of utilities consumed in the Premises if paid for by Landlord; (4) the costs incurred by Landlord due to a breach of this Lease by Tenant; (5) the cost of any governmentally required license, permit, or inspection for or of the Premises; (6) personal property taxes on any personal property owned by Landlord and located in the Premises and used for the maintenance or operation of the Premises; (7) and any other costs and expenses of any other kind whatsoever reasonably incurred by Landlord in operating or maintaining the Premises; and
(9) any other expense designated by this Lease to be an Operating Expense. Operating Expenses shall be "net" only and for that purpose shall be deemed reduced by the amounts of any insurance reimbursement or other reimbursement received by Landlord in connection with such expenses. The following shall not be Operating Expenses (1) repairs or other work occasioned by insured casualty except for the deductible portion of any insured casualty loss; (2) leasing commissions except in the event of Tenant's default; (3) depreciation and amortization; (4) costs of a capital improvement nature; (5) interest on debt or principal payments to a Lender or rental under a ground lease (other than leasehold excise tax); and (6) costs of Landlord's general overhead.

5. Security Deposit. The Security Deposit shall be security for Tenant's full performance of Tenant's lease obligations. If Tenant fails to pay rent or any other charges due from Tenant under this Lease, Landlord may elect to apply the Security Deposit toward the payment of such default. If Landlord applies any portion of the Security Deposit, Tenant shall, on ten (10) days written notice, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount stated in Section 1; Tenant's failure to do so shall be a default. Landlord may commingle the Security Deposit with Landlord's




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other funds and no interest shall be paid or accrued on the Security Deposit. If
Tenant performs all of Tenant's lease obligations, the Security Deposit (or so much as has not been applied by Landlord) shall be returned to Tenant (or, at Landlord's option, to the last assignee, if any, or Tenant's interest under the Lease) within a reasonable time. Landlord may transfer the security deposit to the purchaser of his interest in the event of sale and Tenant shall look solely to such purchaser for return of the deposit.

6.    Use.

      6.1. Allowed Use. The Premises shall be used and occupied only for the Allowed Use and for no other purpose without prior written consent of Landlord, which consent may be withheld or conditioned as Landlord deem appropriate within its sole, unrestricted discretion. The designation of Tenant's Allowed Use shall not be deemed to be an agreement by Landlord to refrain from leasing other property to others for a similar use.

      6.2. Compliance with Law. Tenant shall, at Tenant's expense, comply promptly with all present and future laws and requirements regulating the use of the Premises by Tenant or Tenant's business together with any laws providing for accessibility of the Premises, including access by disable persons. Tenant shall not create or allow waste or a nuisance, or unreasonably disturb any other person.

      6.3. Insurance Cancellation. Despite any other provision of this Lease, no use of the Premises may be made or permitted nor acts done which will adversely affect or increase the cost of any insurance policy maintained by Landlord.

      6.4. Landlord's Rules and Regulations. Tenant shall comply with reasonable regulations made or changed by Landlord shall from time to time which regulations shall not conflict with any express provision of this Lease.

7.    Maintenance, Repairs and Alteration.

      7.1. Landlord's Obligation. Except for damage caused or allowed by Tenant and its employees or invitees, Landlord shall maintain, at Landlord's expense and not as an Operating Expense, the structural foundations of the Premises and the exterior roof(s) of the Premises. Landlord shall have no obligation to make such repairs until a reasonable time after receipt of written notice of the need for such repairs. Except as provided in this Section and as provided in this Lease as to damage by casualty, Landlord shall have no obligation to make any repair, change or improvement of the Property or the Premises.

      7.2. Tenant's Obligations. Tenant, at Tenant's expense, shall maintain in good condition and appearance all and every part of the Premises. Without limiting Tenant's duty, Tenant shall so maintain (including repainting when reasonably needed) all walls (both the exterior and interior), all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment, fixtures, ceilings, doors, glass, and skylights, sidewalks, landscaping, driveways, parking lots, fences and signs on the Premises. Tenant's agreement to maintain the Premises shall include the duty to replace as well as repair. If and as directed in writing by Landlord, Tenant shall contract, at Tenant's expense, for third party periodic preventative maintenance and servicing of heating, air conditioning and ventilating equipment serving the Premises.

      7.3. Initial Condition of Premises. Tenant accepts the Premises in the condition existing when this Lease is signed. Tenant acknowledges that neither Landlord nor the Broker has made any representation or warranty as to (i) the physical condition of the Premises other than Landlord represents



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that Landlord is not presently aware of any existing physical condition of the
Premises which presently is legally required to be rectified or altered, or (ii) the suitability or zoning of the Premises for the conduct of Tenant's business. Unless expressly provided in Schedule 7.3 attached to the Lease and signed or initialed by the Landlord, Landlord has no obligation to make any improvements or changes to the Premises.

      7.4. Surrender. On the Termination Date of this Lease, or on any sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in good condition and in accordance with Tenant's maintenance obligations and broom clean, ordinary wear and tear expected. Tenant shall patch, fill and paint any holes resulting from attachment of any of Tenant's trade fixtures, furnishings and equipment. Tenant shall remove any alterations or improvements made by Tenant without the prior written approval of Landlord.

      7.5. Landlord's Rights. If Tenant fails to perform Tenant's maintenance obligations, Landlord may, at its option (but shall not be required to) enter the Premises, after ten (10) days prior written notice to Tenant or with no prior written notice in an emergency, and perform Tenant's maintenance obligations and Tenant shall immediately, fully reimburse Landlord for such expense together with interest thereon at the rate of twelve percent (12%) per annum and pay to Landlord an administrative surcharge equal to fifteen percent (15%) of the costs so incurred by Landlord.

      7.6.  Alterations and Additions.

            7.6.1. Without Landlord's, or Master Landlord's prior written consent, Tenant shall not make any alterations, improvements or additions to the Premises, except for non-permanent changes costing less than Five Thousand Dollars ($5,000) in the aggregate per year. As a condition of consent, Landlord may require that Tenant be responsible to remove any such alterations, improvements or additions at the expiration of the term, and to restore the Premises to the prior condition; Landlord may impose such other conditions as are reasonable. Tenant shall secure all governmental permits required in connection with any such work. Landlord may, at its sole option, require Tenant, at Tenant's expense, to obtain for Landlord's benefit a surety bond in an amount equal to the estimated cost of such work, to insure Landlord and the Property against any liability for liens arising from such work and to insure completion of the work.

            7.6.2. Before commencing any work relating to alterations, additions and improvements affecting the Premises (none of which are required or requested by Landlord, nor any obligation of Tenant under this Lease), Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time to maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from any lien. In any event, Tenant shall pay, when due, all charges incurred by Tenant. Tenant shall not permit any lien to be asserted, against the Premises or Property for any charge incurred or alleged to have been incurred by Tenant, and Tenant shall indemnify, defend Landlord against, and hold Landlord harmless from any and all liability, costs, damages therefrom.

            7.6.3. Unless Landlord requires removal, as provided elsewhere in this Lease, all alterations, improvements or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term; provided Tenant's machinery, equipment and trade fixtures, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant prior to the end of the term of the Lease and subject to Tenant's obligations to maintain the Premises.



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8.    Hazardous Substances.

      8.1. As used in this Lease, the term "Hazardous Substance" means any substance or material, the storage, use or disposal of which is or becomes regulated under any law, now or hereafter in effect.

      8.2. Landlord warrants to Tenant that Landlord has not released or deposited on the Premises any Hazardous Substance, and Landlord has no knowledge of the presence of any hazardous substance on the Premises.

      8.3. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise allow any Hazardous Substance on the Premises. In the event of any release or presence of any Hazardous Substance on or about the Premises occurring on or after the Commencement Date of this Lease, Tenant agrees to immediately, fully and completely remove (and to dispose of such in accordance with applicable law) all of such Hazardous Substance from the Premises even if the quantity or concentration of such Hazardous Substance would not require remediation under the provisions of law. Tenant further agrees to defend, indemnify, and hold harmless Landlord, its employees, agents and contractors and Lender from and against any and all losses, claims, liabilities, damages, demands, fine, costs, and expenses (including reasonable attorneys' fees) arising out of or resulting from any release or presence, during the term of this Sublease, of any Hazardous Substances on or about the Premises; the provisions of this sentence shall survive (and be enforceable thereafter) the termination or expiration of this Lease and the surrender of the Premises by Tenant. If Tenant becomes aware of the release or presence on the Premises of any Hazardous Substance, Tenant shall immediately advise Landlord of such release or presence, and Tenant further shall provide Landlord with copies of any reports, studies, recommendations or requirements received by Tenant from any third person including a governmental agency.

9.    Insurance; Indemnity.

      9.1. Payment of Premium. "Insurance Premiums" are the actual cost of the insurance applicable to improvements on the Property and required to be carried by Landlord by this Lease and include, but are not limited to, requirements of the Lender. The cost of Insurance Premiums shall be included as a portion of the Operating Expenses which Tenant shall pay.

      9.2.  Liability Insurance.

            9.2.1. Carried by Tenant. Tenant shall obtain and keep in force during the term of this Lease a commercial (comprehensive) liability insurance policy protecting Tenant, Landlord and any Lender(s) whose names have been provided to Tenant in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. For the purposes of this Lease, a "Lender" is a mortgagee under a mortgage or a beneficiary under a deed of trust granted by Landlord or Landlord's predecessor and which is a lien on the Premises. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured - Managers or Landlords of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any inter-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder.



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            9.2.2. Carried by Landlord.  At Landlord's own expense, Landlord may also maintain liability insurance similar to that described in the preceding Section, in addition to and not in lieu of, the insurance required to be maintained by Tenant. Tenant shall not be named as an additional insured therein.

      9.3.  Property Insurance - Building, Improvements and Rental Value.

            9.3.1. Building and Improvements. Landlord shall obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and to any Lender(s), insuring against loss or damage to the Premises with such deductible amount as is selected by Landlord. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s) but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If the coverage is available and commercially reasonable, Landlord's policy or policies may insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss. Such policies may also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor selected by the insurer.

            9.3.2. Rental Value. Landlord shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and any Lender(s), insuring the loss of the full rental and other charges year (including Operating Expenses) payable by Tenant to Landlord for one year. Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected payments payable by Tenant for the next 12-month period.

      9.4. Tenant's Property Insurance. Tenant at its own cost shall maintain insurance coverage on all of Tenant's personal property, trade fixtures and Tenant-owned alterations and improvements in the Premises similar in coverage to that required by this Lease to be carried by Landlord. Such insurance shall be full replacement cost coverage with a deductible not to exceed Five Thousand Dollars ($5,000) per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property, trade fixtures and the restoration of any Tenant owned improvements. Upon request from Landlord, Tenant shall provide Landlord with written evidence that such insurance is in force.

      9.5. Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall not do or permit to be done anything which shall invalidate the insurance policies maintained by Landlord. Tenant shall cause to be delivered to Landlord, within seven (7) days after the earlier of the Early Possession Date of the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required of Tenant by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Landlord. At least thirty (30) days prior to the



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expiration of such policies, Tenant shall furnish Landlord with evidence of renewals or "insurance binders" evidencing renewal thereof, or Landlord may obtain such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand.

      9.6. Waiver of Subrogation. Without affecting any other rights or remedies, Tenant and Landlord each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under this Lease to the actual extent of the insurance actually maintained. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance is not invalidated thereby.

      9.7. Indemnity. Except to the extent of Landlord's comparative negligence or breach of an express provision of this Lease, Tenant shall indemnify, protect, defend and hold harmless the Landlord and its Lenders from and against all claims, loss of rents and damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Tenant, the conduct of Tenant's business, any act, omission or neglect of Tenant, its agents, contractors, employees or invitees, and out of any Default or Breach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated or reduced to judgment. In case any action or proceeding be brought against Landlord by reason of any of the foregoing matters, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. In the event of concurrent negligence of Landlord and Tenant resulting in injury or damage to persons or property and which relates to the construction, alterations, repair, addition to, subtraction from, improvement to or maintenance of the Premises, the indemnifying party's obligation to indemnify the other party as set forth in this Section shall be limited to the extent of the indemnifying party's negligence, and that of its agents, employees, sublessees, invitees, licensees or contractors.

      9.8. Exemption of Landlord from Liability. Landlord shall not be liable for injury or damage to the person or property of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for any loss of income or profit of Tenant's business or any other consequential damage.

10.   Damage or Destruction.

      10.1. Partial Damage - Insured. If the Premises or Property are Partially Damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained by Tenant or Landlord pursuant to this Lease, Landlord shall repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. If, however, if the insurance proceeds actually available to Landlord (after deduction of any proceeds required by a Lender to be applied to reduction of




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indebtedness) are not sufficient to effect such repair, Landlord shall not be obligated to make such repairs unless Tenant elects, without obligation to do so, to contribute, without right of reimbursement, the required amount. In the event that Landlord is not obligated and does not voluntarily agree to repair such damage, either Tenant or Landlord may declare this Lease terminated by thirty (30) days written notice to the other party.

      10.2. Damage - Uninsured. In the event the Premises are damaged or destroyed by a casualty which is not covered under an insurance policy required to be maintained by Tenant or Landlord, the Landlord may elect to repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. If Landlord does not so elect within sixty (60) days after the occurrence of the casualty to repair, either Tenant or Landlord may declare this Lease terminated by ten (10) days written notice to the other party; provided Tenant may avoid termination of this Lease if Tenant voluntarily agrees to pay, without right of reimbursement, all of the costs of such repairs by Landlord.

      10.3. Total Destruction. If the Premises are Totally Destroyed by a casualty covered under an insurance policy required to be maintained by Tenant or Landlord pursuant to this Lease, this Lease shall automatically terminate as of the date of such total destruction.

      10.4. Damage Near End of Term. If the premises are Partially Damaged during the last two (2) years of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after Landlord receives notice of occurrence of such damage; provided Landlord shall continue to have all rights to receive the proceeds of any insurance policy required by the Lease to be maintained by Tenant.

      10.5. Abatement of Rent. If the Premises are Partially Damaged, the rent payable while such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is substantially impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

      10.6. Definitions. For the purposes of this Lease, the term Partially Damaged shall be deemed to mean damage to the Premises (excluding any damage to Tenant owned property or alterations) which is reasonably estimated to cost to repair less than fifty percent (50%) and Totally Destroyed shall be deemed to mean damage to the Premises or Property (excluding any damage to Tenant owned property or alterations) which is reasonably estimated to cost to repair more than fifty percent (50%) of the reasonable fair market value of the improvements constituting the Premises (but not the land) calculated immediately prior to the occurrence of the damage. Cost shall include the cost to rebuild all of the damaged improvements owned by Landlord including demolition, debris removal, requirements of applicable building codes and other laws, mitigation requirements and without regard for depreciation.

      10.7. Notwithstanding any provision in this paragraph 10 to the contrary, if, under paragraph 13 of the Master Lease the Landlord therein has, and elects to exercise a right to terminate the Master Lease, then this Sublease shall thereupon terminate.

11.   Taxes.

      11.1. Taxes. Landlord shall pay all Taxes applicable to the Premises, the amount of which shall be included in calculating the total of Operating Expenses. If any Taxes cover any period of the time prior to or after expiration of the term hereof, Tenant's share of such taxes shall be equitable prorated to cover only the period of time within which this Lease shall be in effect. As used herein, the term Taxes shall include any form of required payment, assessment, license fee, tax on rent, levy, penalty, or tax (other than Landlord's net income tax and inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax any legal or equitable interest of Landlord in the Property or Landlord's right to rent or other income therefrom. If Landlord deems such action to be warranted, the cost of contesting any Taxes or assessment affecting the Property shall be an Operating Expense.

      11.2. Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied on any leasehold improvements, fixtures, furnishings, equipment and other property of Tenant. Tenant shall cause such Tenant property to be assessed separately from Landlord's Property or reimburse Landlord for the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

12. Utilities. Tenant shall pay for all water, gas, drainage service, sewer service, garbage service, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. At the election of the Landlord, Landlord may pay the costs of any of such utilities which costs then shall be considered to be Operating Expenses for which Tenant shall reimburse Landlord.

13.   Assignment and Subletting.

      13.1. Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this lease or the Premises without Landlord's prior written consent, which consent may be conditioned, in addition to any other reasonable conditions, on a written assumption by the assignee or sublessee of the obligations of Tenant, a written guarantee of payment and performance by Tenant and a consent or reaffirmation of any guarantor of Tenant. Any purported assignment, transfer, mortgage, encumbrance, or subletting without consent shall be void and constitute a breach of this Lease. No option to renew or extend, if any, may be assigned by Tenant and no assignee or subtenant shall have any right to exercise any such option. The acceptance of rent by Landlord from a person other than Tenant shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

      13.2. No Release of Tenant. Regardless of Landlord's consent, no subletting or assignment shall release Tenant's primary obligation to pay or perform any obligation under this Lease.

      13.3. Assignment Fee. In the event that Landlord shall consent to a sublease or assignment under Article 13.1, Tenant agrees to reimburse Landlord for the reasonable out-of-pocket expenses incurred by Landlord in connection with such consent.

      13.4. Assignment by Landlord. Landlord shall be permitted freely to assign all of its rights and obligations hereunder. In the event of a sale or other transfer of the Premises, whether by foreclosure or otherwise, the Tenant agrees to attorn to the new owner and to recognize such owner as the Landlord under this Lease and Tenant shall thereafter look solely to such transferee for performance of this Lease.

14.   Defaults; Remedies.

      14.1. Defaults. The occurrence of any one or more the following events shall constitute a default and breach of this Lease by Tenant:

            14.1.1. The vacation or abandonment of the Premises by Tenant.

            14.1.2. The failure by Tenant to make any payment required to be made by Tenant hereunder, as and when due where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

            14.1.3. The failure by Tenant to observe or perform any of the provisions of this Lease (other than the payment of money) to be observed or performed by Tenant where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            14.1.4. The making by Tenant or any guarantor of Tenant of any general assignment, or general assignment for the benefit of creditors; (ii) the filing by or against Tenant or any guarantor of Tenant of a petition to have Tenant adjudged a bankruptcy or petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within ten (10) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within ten (10) days.

      14.2. Remedies in Default. Upon the occurrence of a Default by Tenant, Landlord, without notice to Tenant (except where expressly provided for in this Lease or by applicable law) may do any one or more of the following:

            14.2.1. Elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and reenter the Premises, without the necessity of legal proceedings, and remove Tenant and all other persons and property from the Premises, and may store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; and

            14.2.2. Exercise any other legal or equitable right or remedy which it may have.

      14.3. Damages. If this Lease is terminated by Landlord pursuant to this section, Tenant nevertheless shall remain liable for (a) any rents and damages which may be due or sustained prior to such termination, all reasonable costs, fees and expenses including, but not limited to, reasonable attorneys' fees, costs and expenses incurred by Landlord in pursuit of its remedies hereunder, or in renting the Premises to others from time to time until the original Termination Date of this Lease (all such rents, damages, costs, fees and expenses being referred to herein as "Termination Damages"), and (b) additional damages ("Post-Termination Damages"), which Post-Termination Damages, at the election of Landlord, shall be either:

            14.3.1. an amount equal to the rents which, but for termination of this Lease, would have become due during the remainder of the Term, less the amount of rents, if any, which Landlord shall receive during such period from others to whom the Premises may be rented, in which case such Post-Termination Damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following termination of the Lease and continuing until the date on which the Term would have expired but for such termination, and any suit or action brought to collect any such Post-Termination Damages for any month shall not in any manner prejudice the right of Landlord to collect any Post-Termination Damages for any subsequent month by a similar proceeding; or

            14.3.2. an amount equal to the present worth (as of the date of such termination) of rents which, but for termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by an independent real estate appraiser named by Landlord, in which case such Post-Termination Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For purposes of this section, "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the Premises; provided that Tenant may avoid the application of this section so long as Tenant voluntarily agrees to pay, and, in fact, does pay all sums due to date under the immediately preceding section within forty-five
(45) days of receipt of notice of Landlord's declaration of the termination of this Lease and Tenant continues thereafter to pay such amounts monthly until the Termination Date.

      14.4. Miscellaneous. If Landlord elects to terminate this Lease following the default of Tenant, Landlord may relet the Premises or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions or free rent, alterations of the Premises and payment of brokers) as Landlord, in its sole discretion, may determine, and the costs thereof shall be included in the total of Landlord's Termination Damages which shall be paid by Tenant. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain, in proceedings for the termination of this Lease by reason of bankruptcy or insolvency, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above. The failure or refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages.

      14.5. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later sooner thirty (30) days after written notice by Tenant to Landlord and any Lender whose name and address shall have been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that the nature of the Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performances within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

      14.6. Late Charges and Interest. Tenant hereby acknowledges that late payment by Tenant to Landlord of any sum due under this Lease will cause Landlord to incur costs not contemplated by this Lease and the amount of which is difficult to predict in advance. Accordingly, if any sum due from Tenant shall not be received by Landlord within ten (10) days after that said amount is due, then Tenant shall pay to Landlord a late charge of five percent (5%) of such overdue amount. In addition, any amount due to Landlord not paid when due shall bear interest at twelve percent (12%) per annum ("Default Rate") from the due date. Payment of such interest or late charge shall not excuse or cure any default by Tenant under this Lease. In the event that a check from Tenant is returned unpaid by Tenant's bank, Tenant shall pay an additional returned check charge of twenty five dollars ($25) which Tenant agrees is reasonable and which is in addition to a late charge and interest charges if otherwise applicable.

      14.7. Cure by Landlord. Landlord, at any time after Tenant commits a default, may cure the default at Tenant's cost. If Landlord at any time pays any sum or does any act that requires the payment of any sum, repayment of the sum paid by Landlord shall be due immediately from Tenant together with interest at the Default Rate.

      14.8. Condemnation. If all of the Premises or any portion of the Premises which is reasonably necessary for the reasonably convenient use of the Premises are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is in referred to in this Lease as "condemnation") or if more than twenty-five percent (25%) of the floor area of all buildings constituting the Premises, or more than fifty percent (50%) of the parking areas on the Property is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty
(20) days after Landlord shall have notified Tenant of the taking, or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession; provided Landlord may avoid termination of the Lease by Tenant by providing, within a reasonable time, a substantially similar replacement for the facilities so taken. If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the Basic Monthly Rent shall be reduced by the proportion to the floor area of the Premises taken by condemnation bears to the total floor area of the Premises. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any separately made award for loss of or damage to Tenant's trade fixtures and removable personal property.

            14.8.1. Notwithstanding any provision in this paragraph 14.8 to the contrary, if, under paragraph 14 of the Master Lease the Landlord therein has, and elects to exercise a right to terminate the Master Lease, then this Sublease shall thereupon terminate.

15.   General Provisions.

      15.1. Reasonableness of Consent. Whenever the consent of Landlord or Tenant is required by the terms of this Lease, such consent shall not be unreasonably withheld or delayed although it may be subject to reasonable conditions.

      15.2. Payments Are Rent. All payments due to Landlord from Tenant shall be deemed to be rent due under this Lease.

      15.3. Estoppel Certificate.

            15.3.1. Tenant shall, at any time, on not less than ten (10) days prior written notice from Landlord, sign and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord or Tenant under this Lease, or specifying such defaults, if any, which are claimed, and agreeing to give reasonable written notice to a Lender of any future default. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

            15.3.2. Tenant's failure to deliver such statement within such time period shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than one (1) month's rent has been paid in advance.

            15.3.3. If Landlord desires to sell, finance or refinance the Property, or any part thereof, Tenant hereby agrees to deliver to any Lender designated by Landlord such financial statements of Tenant as may be reasonably required by such Lender. Such statements shall include the past three (3) years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

      15.4. Landlord's Interest. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title, vendee's interest under a real estate contract, or a tenant's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall be binding upon Landlord's successors and assigns, only during their respective periods of ownership.

      15.5. Signage. At Tenant's own expense, Tenant may place one or more signs on the Property so long as (i) Tenant has obtained Landlord's prior written consent for the specific sign proposed by Tenant, (ii) such sign(s) conform to all applicable governmental rules and regulations, Tenant maintains such sign is in good condition and appearance and (iv) at the termination of this Lease, Tenant shall remove all such signs and repair any damage caused by such sign or its removal at Tenant's sole expense.

      15.6. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

      15.7. Time of Essence.  Time is of the essence.

      15.8. Captions. Article and paragraph captions are for convenience only are not a part of this Lease.

      15.9. Incorporation of Prior Agreement; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

      15.10. Waiver. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

      15.11. Recording. Tenant shall not record this Lease or allow the filing of a UCC financing statement containing the legal description of the Property without Landlord's prior written consent, and such recordation or filing shall, at the option of the Landlord, constitute a noncurable default of Tenant hereunder.

      15.12. Holding Over. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental equal to two hundred percent (200%) of the Basic Monthly Rent due for the last month of the Lease term plus all other charges payable hereunder, and upon the terms hereof applicable to a month to month tenancy.

      15.13. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

      15.14. Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

      15.15. Binding Effect; Choice of Law; Proration. Subject to any provisions hereof restricting assignment or subletting by Tenant or as may be expressly provided in this Lease, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the state where the Premises are located.

      15.16. Subordination.

             15.16.1. This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any Lender or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, regardless whether this Lease is dated prior or subsequent to such mortgage, deed of trust or ground lease, or the date of recording thereof.

             15.16.2. Provided that the mortgagee or beneficiary, as the case may be, shall agree to recognize this Lease in the event of foreclosure if Tenant is not in default at such time subject to such provisions relating to the disposition or application of insurance or condemnation proceeds as may be contained in such mortgagee or beneficiary's loan documents, Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so.

      15.17. Attorneys Fees. If Tenant or Landlord brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorneys fees to be paid by the losing party as fixed by the court.

      15.18. Landlord's Access. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or Lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises signs advertising the availability for sale of the Property or a portion thereof, and, during the last one hundred twenty (120) days of the term of this Lease, Landlord may place signs on the Premises advertising the availability for lease of the Premises so long as such signs do not unreasonably obscure Tenant's existing signs identifying its business.

      15.19. Auctions. Tenant shall not advertise or conduct any auction or going out of business sale in the Premises.

      15.20. Corporate Authority. If Tenant is a legal entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity and that this Lease is binding upon such entity in accordance with its terms.

      15.21. Landlord's Liability. Any claim by Tenant against Landlord shall be limited to the Landlord's interest in the Property, and Tenant expressly waives any and all rights to proceed against any other assets of Landlord or any owner of Landlord.

      15.22. Broker's Fee. Upon execution of this Lease by both parties, Landlord shall pay to Kidder, Mathews & Segner, Inc., a licensed real estate broker, a fee as set forth in a separate agreement between Landlord and said broker, or in the event there is no separate agreement the sum of 5% for brokerage services rendered by said broker to Landlord in this transaction. Landlord further agrees that if Tenant exercises any option granted herein or any option substantially similar thereto, either to extend the term of this Lease, to renew this Lease, to purchase said Premises or any part thereof and/or any adjacent property which Landlord may own or in which Landlord has an interest or any other option granted herein, or if said broker is the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Landlord has an interest, then as to any said transactions, Landlord shall pay said broker a fee in accordance with the schedule of said broker in effect at the time of execution of this Lease. Landlord agrees to pay said fee not only on behalf of Landlord but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Landlord's interest in this Lease, by accepting an assignment of such interest, shall be deemed to have assumed Landlord's obligation under this Paragraph 15.22. Said broker shall be a third party beneficiary of the provisions of this Paragraph.

      15.23. Notices. Wherever under this Lease provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, postage prepaid, addressed to the address stated at the beginning of this Lease or such subsequent address as may have been specified for such purpose in a written notice given to the other party.

      15.24. Special Articles. The following Schedules are attached and are a part of this Lease:

       Schedule 1.3                Exhibit A                 Addendum 1
       Schedule 1.5

LANDLORD:                               TENANT:

Coast Wide Supply Co.                   Amazon.com Inc.


Riley Sivertsen                         Jeff Bezos
--------------------------              ------------------------------
Riley Sivertsen, President              Jeff Bezos, President


STATE OF WASHINGTON     )
                        )  ss.
COUNTY OF King          )

      I certify that I know or have satisfactory evidence that Riley Sivertsen is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Coast Wide Supply to be the free and voluntary act of such party for the uses and purposes stated therein.

      Dated:  1/19/96

                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    NOTARY PUBLIC, State of Washington
                                    My appointment expires 10-4-97


STATE OF WASHINGTON     )
                        )  ss.
COUNTY OF King          )

      I certify that I know or have satisfactory evidence that Jeff Bezos is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Amazon.com Inc. to be the free and voluntary act of such party for the uses and purposes stated therein.

      Dated:  1/19/96



                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    NOTARY PUBLIC, State of Washington
                                    My appointment expires 10/4/97

                                  SCHEDULE 1.3

This is Schedule 1.3 to that certain Sublease Agreement dated for reference purposes only January 2, 1996, by and between COAST WIDE SUPPLY COMPANY ("LANDLORD") and AMAZON.COM INC. ("Tenant") for that property commonly referred to as 2250 First Avenue South, Seattle, Washington ("Premises").

Legal Description:

South 57 feet of Lot 9, all of Lots 10 and 11 in Block 317, Seattle Tidelands, EXCEPT the West 80 feet of the South 40 feet of said Lot 11, commonly known as 2250 First Avenue South, and also 110 South Stacy Street, Seattle, Washington.


                                  SCHEDULE 1.5

Rent Schedule:



MONTHS                                        RATE
February 1, 1996 -- January 31, 1998          $7,200 NNN
February 1, 1998 -- December 31, 1998         $7,300 NNN









                                               Initialed:
                                               Landlord:   S
                                               Tenant:     JPB

                        ADDENDUM 1 TO SUBLEASE AGREEMENT


                 COAST WIDE SUPPLY COMPANY, SUBLESSOR (LANDLORD)
                       AMAZON.COM INC., SUBLESSEE (TENANT)

The following additional provisions are hereby incorporated in and made a part of the Sublease Agreement between Landlord and Tenant of even date herewith pertaining to the commercial property located at 2250 First Avenue South, Seattle, Washington.

      16. Notwithstanding any provision in this Sublease, Tenant shall refrain from any action which would constitute a breach of the Master Lease between Coast Wide Supply Company and Pacific Northwest Warehouses, Inc. (Exhibit "A" to said Sublease). It is understood that tenant shall have no obligation to maintain or repair, and operating expenses shall not include the maintenance or repair of the roof or other structural components of the building located on the leased premises. Further, property insurance shall be procured and paid in accordance with paragraph 12.2 of the Master Lease (Exhibit "A").

      17. The insurance coverage minimums set forth at 9.2, 9.3, 9.4 and 9.5 shall be subject to automatic upward adjustment if, and to the extent that, coverage required under the Master Lease, as adjusted from time to time pursuant thereto, shall exceed that set forth in this Sublease.

      18. "Additional Rent" is defined as the amount of the total monthly obligations of the Tenant, including Operating Expenses, which is in excess of the Basic Mondhly Rent. In the year ending December 31, 1995, Additional Rent averaged $712 per month. Notwithstanding any provision in this Sublease, the Tenant's obligation to pay Additional Rent shall be limited to an amount no greater than 7% more than the previous year's Additional Rent obligation.

Pacific Northwest Warehouses, Inc. consents to the assignment of the Leased Premises pursuant to this Sublease Agreement.


                                    PACIFIC NORTHWEST WAREHOUSES, INC.

                                    By:  Wilma B. Haslund
                                         ------------------------------
                                         Wilma B. Haslund - Secretary

                                    Date:  1/23/96
                                         ------------------------------

                                    COAST WIDE SUPPLY COMPANY, LANDLORD

                                    By:  Riley Sivertsen
                                         ------------------------------

                                    Date:  1/19/96
                                         ------------------------------

                                    AMAZON.COM INC., TENANT

                                    By:  Jeff P. Bezos
                                         ------------------------------

                                    Date:  1/19/96
                                         ------------------------------

                                    EXHIBIT A


This LEASE is made and entered into this 5th day of December, 1979, by and between PACIFIC NORTHWEST WAREHOUSES, INC. (hereinafter "Landlord"), and COAST WIDE SUPPLY COMPANY (hereinafter "Tenant").

For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

1.    PREMISES.

      1.1 Description. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain Premises, crosshatched on Exhibit A, located in the City of Seattle, County of King, Washington, commonly known as 2250 - 1st Avenue South and 110 South Stacy Street and described as South 57 feet of Lot 9, all of Lots 10 and 11 in Block 317, Seattle Tidelands, EXCEPT the West 80 feet of the South 40 feet of said Lot 11, commonly known as 2250 First Avenue South, and also 110 South Stacy Street, Seattle, Washington. The Premises include the underlying realty and the improvements or so much thereof as Tenant is entitled to occupy or use under this Lease.

      1.2 Work of Improvement. The obligations of Landlord and Tenant to perform the work and supply material and labor to prepare the Premises for occupancy are set forth in detail in Exhibit B. Landlord and Tenant shall expend all funds and do all acts required of them in Exhibit B and shall have the work performed promptly and diligently in a first-class workmanlike manner.

2.    TERM.

      2.1 Term. The term of this Lease shall be for Three (3) Years and Zero (0) Months commencing December 1, 1979 and ending on November 30, 1982 unless sooner terminated pursuant to this lease. See Addendum Number 1, Paragraph 2.1 "a" OPTION TO RENEW.

      2.2 Delay in Commencement. Tenant agrees that in the event of the inability of Landlord for any reason to deliver possession of the Premises to Tenant on the commencement date set forth in Section 2.1, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant; provided that if the delay in delivery of possession exceeds thirty (30) days, then the expiration date of the term of the Lease shall be extended by the period of time computed from the scheduled commencement date to the date possession is tendered. In the event Landlord shall not have delivered possession of the Premises within four (4) months from the scheduled commencement date, then Tenant at its option [illegible] be exercised within thirty (30) days after the end of said four (4) month period may terminate this Lease and upon Landlord's return of any moneys previously deposited by Tenant the parties shall have no further rights or liabilities toward each other. If Tenant occupies the Premises prior to the commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Tenant shall pay rent for such period at the initial monthly rates as set forth below.

      2.4 Acknowledgment of Commencement Date. In the event the commencement date of the term of the Lease is delayed beyond the thirty (30) days described in Section 2.2 or if the commencement date is to be determined pursuant to Section 2.3, then Landlord and Tenant shall execute a written acknowledgment of the date of commencement.

3.    RENT.

      3.1 Rent. Tenant shall pay to Landlord as rent for the Premises in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of FOUR THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($4,600.00). If the commencement date is not the last day of a month, or if the Lease termination date is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commences and/or terminates.

      Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of NINE THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($9,200.00) as rent for December 1979 and last month.

      3.2 Additional Monetary Sums. This Lease is entered into by Landlord for the express purpose of providing Landlord with net income from rent, free and clear of any and all expenses, charges, taxes, liens or impositions, of any kind. In addition to the rent reserved by Section 3.1, Tenant shall pay all impositions, insurance premiums, operating and maintenance charges, construction costs and any other charges, costs and expenses which arise during the term of this Lease. In the event of the non-payment of all or any portion of such charges, costs and expenses, Landlord shall [illegible] the same rights and remedies as provided in this Lease for failure of Tenant to pay rent. The parties agree that this Lease is not terminable for any reason by the Tenant; Tenant shall in no event be entitled to any abatement for reduction of rent or other monetary sums payable hereunder except as expressly herein provided, notwithstanding any present or future law to the contrary.

4.    SECURITY DEPOSIT.

      Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of FOUR THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($4,600.00). Said sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest, whereupon Tenant agrees to release Landlord from all liability for the return of such deposit or the accounting therefor.

5.    TAXATION.

      5.1 Payment of Real Property Taxes. Tenant shall pay all real property taxes levied against the Premises during the term of this Lease. All such payments shall be made at least twenty (20) days prior to the delinquency date of such payment. Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid. If Tenant fails to pay any such taxes, Landlord shall have the right but not the obligation to pay same, in which case Tenant shall repay such amount to Landlord with Tenant's next rent installment together with interest at the rate of ten percent (10%) per annum.

      5.2 Proration; Joint Assessment. In the event any such real property taxes paid by Tenant covering any period of time prior to commencement or after the expiration of the term of this Lease, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the fiscal tax year during which this Lease is in effect, and Landlord shall reimburse Tenant to the extent required. With respect to any assessments which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvement or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual taxes and assessments levied against the Premises. In the event the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the Assessor's worksheets or such other information as may be reasonably available to Landlord, with Landlord's reasonable determination thereof in good faith to be conclusive.

      5.3 Definition of "Real Property Tax". As used in this Lease, the term "real property tax" shall include any form of assessment, levy, penalty or tax (other than inheritance, estate, net income or franchise taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government or any school, agricultural, lighting, drainage or other improvement district thereof, whether such tax is (a) upon, allocable to or measured by the area of the Premises or the rental payable hereunder, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, city or Federal Government with respect to the receipt of such rental; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (c) upon or measured by the value of Tenant's personal property, equipment or fixtures located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or (e) whether or not now customary or within the contemplation of the parties.

      5.4 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of the Landlord.

6.    USE.

      6.1 Use. The Premises shall be used and occupied by Tenant for only the following purposes and for no other purposes whatsoever without obtaining the prior written consent of Landlord: Sales Office/Showroom and storage of janitorial supplies and related equipment.

      6.2 Suitability. If the Premises are completed as of the date of execution hereof, then Tenant, by execution of this Lease, shall be deemed to have accepted the Premises in the condition existing as of the date of execution and in any event this Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

      6.3   Uses Prohibited.

            (a) Tenant shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises (unless Tenant shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering the Premises or any building of which the Premises may be a part, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

            (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of any building of which the Premises may be a part or injure or annoy them or use or allow the Premises to be used for an unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

            (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in anyway conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements or duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant or any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

7.    UTILITIES.

      Tenant shall pay prior to delinquency for all water, gas, heat, light, power, telephone, sewage, air conditioning and ventilating, scavenger, janitorial, landscaping and all other materials and utilities supplied to the Premises. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion of all charges which are jointly metered, the determination to be made by Landlord, and payment to be made by Tenant within ten (10) days of receipt of a statement for such charges.

8.    MAINTENANCE AND REPAIRS, ALTERATIONS AND ADDITIONS.

      8.1 Tenant's Obligations. Throughout the term of this Lease, Tenant shall keep in good order, condition and repair the Premises and every part hereof, structural or non-structural, and all adjacent sidewalks, landscaping, driveways, parking lots, fences, and signs located adjacent to or included within the Premises. Landlord shall incur no expense nor have any obligation of any kind whatsoever in connection with maintenance of the Premises, and Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order. Tenant shall do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to its maintenance obligation as set forth herein. See Addendum Number 1; Paragraph 8.1 "a" TENANT'S OBLIGATIONS.

      8.2 Surrender. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, broom clean, ordinary wear and tear excepted. Tenant, at its sole cost and expense, agrees to repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition, or permanent improvements or addition, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant founded on such delay.

      8.3 Landlord's Rights. In the event Tenant fails to perform Tenant's obligations under this Section 8 Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises; if Tenant shall fail to commence such work and diligently prosecute it to completion, then Landlord shall have the right but not the obligation to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

      8.4  ALTERATIONS AND ADDITIONS.

           (a) Tenant shall not, without Landlord's prior written consent, make any alterations, additions, improvements or utility installations in, on or about the Premises, except for non-structural alterations not exceeding $2500 in cost. As used in this Section 8.4, the term "utility installations" shall include ducting, power panels, flourescent fixtures, space heaters, conduit and wiring. As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, additions, improvements or utility installations at the expiration of the term and to restore the Premises to their prior condition. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

           (b) Unless Landlord requires their removal, as set forth in Paragraph 8.4(a), all alterations, additions, improvements and utility installations (whether or not such utility installations constitute trade fixtures of Tenant), which may be made on the Premises, shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and be surrendered with the Premises. Notwithstanding the provisions of this Paragraph 8.4(b), personal property, business and trade fixtures, cabinetwork, furniture, movable partitions, machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 8.2, at any time during the term of this Lease when Tenant is not in default.

9.    ENTRY BY LANDLORD.

      Landlord and Landlord's agents shall have the right at reasonable times to enter the Premises to inspect the same or to maintain or repair, make alterations or additions to the Premises or any portion thereof or to show the Premises to prospective purchasers, tenants or lenders. Landlord may, at any time, place on or about the Premises any ordinary "for sale" signs; Landlord may at any time during the last ninety (90) days of the term of the Lease place on or about the Premises any ordinary "for lease" signs. Tenant hereby waives any claim for abatement of rent or for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

10.   LIENS.

      Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deemed property, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorney's fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

11.   INDEMNITY.

      11.1 Indemnity. Tenant shall indemnify and hold Landlord harmless from and against any and all claims of liability for any injury or damage to a person or property arising form Tenant's use of the Premises, or from the conduct of Tenant's business, or from any activity, work or thing be permitted or suffered by Tenant in or about the Premises or elsewhere. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or any negligence of Tenant or Tenant's agents, contractors or employees, and from and against all costs, all attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In the event any action or processing is brought against Landlord by reason of any such claim, Tenant upon notice form Landlord shall defend same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

      11.2 Exemption of Landlord from Liability. Landlord shall not be liable for injury to Tenant's business or loss of income therefrom or for damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents or contractors or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from either sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

12.   INSURANCE

      12.1 Liability Insurance. Tenant shall, at Tenant's expense, procure and maintain at all times during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and appurtenant areas. Such insurance shall at all times be in an amount of not less than $300,000.00 for injury to or death of any one person in any one accident or occurrence and in an amount of not less than $500,000.00 for injury to or death of more than one person in any one accident or occurrence, and in amount of not less than $50,000.00 for liability for property damage. The limits of such insurance shall not limit the liability of Tenant, if the Premises are part of a larger property, said insurance shall have a Landlord's Protective Liability endorsement attached hereto. All insurance required hereunder shall be with companies rated AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord certificates of insurance evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord, provided that in the event Tenant fails to procure and maintain such insurance, Landlord may (but shall not be required to) procure same at Tenant's expense after ten (10) days prior written notice. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of coverage which the Landlord may carry. Tenant shall, within twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders or Landlord may order such insurance and charge the cost to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease. *Amounts of such coverage shall be mutually agreed upon between Landlord and Tenant in writing.

      12.2. Property Insurance. Landlord shall, at Tenant's expense, procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof (exclusive of Tenant's trade fixtures and equipment) providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage and special extended peril (all-risk). Tenant shall pay such annual insurance premiums to Landlord within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other reasonably satisfactory evidence of the amount due, which shall include the method of calculation of Tenant's share thereof if the insurance covers other improvements than the Premises. Such insurance shall provide for payment of loss thereunder to Landlord or the holder of a first mortgage or deed of trust on the Premises.

      12.3 Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party of its property or the property of others under its control caused by fire or any of the extended coverage risks described above to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damages. The insuring party shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

13.   DAMAGE OR DESTRUCTION.

      13.1 Obligation to Rebuild. In the event the improvements on the Premises are damaged or destroyed, partially or totally, from any cause whatsoever, whether or not covered by insurance, the Tenant shall repair, restore and rebuild the Premises to their condition prior to such damage or destruction and this Lease shall continue in full force and effect. Such repair, restoration and rebuilding (hereinafter "repair") shall be commenced within a reasonable time after such damage or destruction and shall be diligently prosecuted to completion. There shall be no abatement of rents or any monetary or other obligation of Tenant under this Lease by reason of such damage or destruction.

      13.2 Availability of Insurance Proceeds. If the damage or destruction results from risk against which insurance is to be provided pursuant to Section 12.2, then the proceeds of such insurance shall be made available to Tenant for payment of the cost and expense of the repair. Landlord may make such proceeds available to Tenant subject to reasonable conditions, including without limitation thereto, a requirement of architect's certification of costs, retention of a percentage of such proceeds pending final notice of completion, a lien and completion bond to be provided solely at Tenant's expense to insure against mechanic's or materialmen's liens arising out of the repair and to insure completion of the repair. In the event that the insurance proceeds are insufficient to cover the cost of repair, then any amounts in excess thereof required to complete the repair shall be paid by Tenant. In the event such insurance proceeds are not made available to Tenant within ninety (90) days after such damage or destruction, Tenant shall have the option for thirty (30) days commencing on the expiration of such ninety (90) day period, to cancel this Lease by written notice to Landlord within said thirty (30) day period. If Tenant shall exercise such option, Tenant shall have no further obligation hereunder and shall have no further claim against Landlord or the insurance proceeds, provided, however, that Landlord shall promptly return to Tenant so much of Tenant's security deposit as has not applied by Landlord.

      13.3. Damage Near End of the Term. Notwithstanding anything to the contrary contained in this Lease, if the damage or destruction occurs during the last year of the term of this Lease to an extent greater than twenty five percent (25%) of the then replacement value of the improvements on the Premises, Tenant may elect not to restore, such election on the part of Tenant to be given by notice to Landlord within thirty (30) days after the date of damage or destruction. In the event Tenant so elects to terminate, then this Lease shall be terminated as of the later of the date of giving of such notice or the date Tenant completes its vacation from the premises. In the event of such termination, all proceeds of insurance carried in connection with the Premises shall be payable to the Landlord.

14.   CONDEMNATION.

      (a) If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is hereto referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of any buildings on the Premises, or more than twenty-five percent (25%) of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease, as of the date the condemning authority takes possession, by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking, or in the absence of such notice then within twenty (20) days after the condemning authority shall have taken possession.

      (b) If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rent shall be reduced in the proportion that the floor area of the buildings taken within the Premises bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated then Landlord agrees, at Landlord's sole cost, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation as soon as reasonably possible. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of a leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

15.   ASSIGNMENT & SUBLETTING.

      15.1 Landlord's Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute breach of this Lease. See Addendum Number 1, Paragraph 15.1. "a" LANDLORD'S CONSENT REQUIRED.

      15.2 No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by the Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

      15.3 Attorney's Fees. In the event Landlord shall consent to a sublease or assignment under this Section 15, Tenant shall pay Landlord's reasonable attorney's fees not to exceed $500.00 incurred in connection with giving such consent.

16.   SUBORDINATION.

      16.1 Subordination. This Lease at Landlord's option shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Premises or the land upon which the Premises are situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or thereafter placed on or against the land or improvements or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of the recording thereof.

      16.2 Subordination Agreement. Tenant covenants and agrees to execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord, Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

      16.3 Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease and performing its covenants and conditions, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject however, to the terms of the Lease and of any of the aforesaid ground leases, mortgages or deeds of trust described above.

      16.4 Attornment. In the event any proceedings are brought for default under any ground or underlying lease or in the event of foreclosure or an exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchasers as the Landlord under this Lease; provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

17.   DEFAULT; REMEDIES.

      17.1 Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

            (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for three (3) days after written notice thereof by Landlord to Tenant);

            (b)   The abandonment or vacation of the premises by Tenant;

            (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the ________________ cannot reasonably be cured within such twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

            (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

      17.2 Remedies. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice and demand and without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

            (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession, irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects to not terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, in the event any such re-letting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

            (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord, in such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereto, the following: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount at such rental loss that is proved could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the forgoing as may be permitted form time to time by applicable state law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in subparagraph (i) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in subparagraph (ii) and (iii) the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent", as used in this
Section 17, shall be deemed to be and to mean the rent to be paid pursuant to
Section 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

      17.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due form Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      17.4 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty-day period and thereafter diligently prosecutes the same to completion.

18.   BROKER'S FEES.

      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

19.   MISCELLANEOUS.

      19.1  ESTOPPEL CERTIFICATE.

            (a) Tenant shall at any time upon not less than ten (10) days' prior written notice form Landlord execute, acknowledge and deliver to Landlord a statement in writing, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by an prospective purchaser or encumbrance of the Premises.

            (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

            (c) If Landlord desires to finance or refinance said Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

      19.2 Transfer of Landlord's Interest. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises other than a transfer for security purposes only. Landlord shall be relieved from and after the date specified in such notice of transfer of all obligations and liabilities accruing thereafter on the part of the Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

      19.3  CAPTIONS; ATTACHMENTS; DEFINED TERMS.

            (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

            (b) Exhibits attached hereto, and addendums and schedules initiated by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

            (c) The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, for obligations hereunder imposed upon Landlord or Tenant shall be joint and several. If the Tenants are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

      19.4 Entire Agreement. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or removed only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

      19.5 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

      19.6  Costs of Suit.

            (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

            (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and costs and expenses, including reasonable attorneys' fees incurred by Landlord in or in connection with such litigation.

      19.7 Time; Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

      19.8 Binding Effect; Choice of Law. The parties hereto agree that all the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof: subject to any provisions hereof restricting assignment or subletting by Tenant and subject to section 19.2, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the state of Washington.

      19.9 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceeding or succeeding breach of the same or any the covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

      19.10 [illegible].  [illegible]____________________________________.

      19.11 Holding Over. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case, rent and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Lease and such month to month tenancy shall be subject to every either term, covenant and agreement contained herein.

      19.12 Signs and Auctions. Tenant shall not place any sign upon the Premises or conduct any auction thereon without Landlord's prior written consent.

      19.13 Reasonable Consent. Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said failure is withheld maliciously or in bad faith.

      19.14 Interest on Past Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at ten per cent (10%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

      19.15 Recording. Tenant shall not record this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord constitute a non-curable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

      19.16 Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Lease.

      19.17 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease the date and year first above written.


Landlord:                               Tenant:

Pacific Northwest Warehouses Inc.       Frank J.. Swanson Exec Vice
---------------------------------       --------------------------------

Fred K. Haslund Jr. Pres.
---------------------------------

STATE OF WASHINGTON     )
                           )  ss
County of King          )

      On this 5 day of December A.D., 1979 before me personally appeared Fred K. Haslund Jr., to me known to be the President of the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that ____, he____ was authorized to execute said instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    Dolores L. Lancaster
                                    -------------------------------------
                                    Notary Public in and for the State of
                                    Washington, residing at Seattle  98122

      Subscribed and sworn before me this 18th day of November, 1982.

                                    Caryl Clarke
                                    -------------------------------------
                                    Notary in and for the State of
                                    Washington, residing at Seattle

                                    My commission expires July 3, 1983

                               ADDENDUM NUMBER 1:

Paragraph 2.1 "a" OPTION TO RENEW

Tenant shall have the option to renew this lease for one (1) additional two (2) year term upon first giving written notice to Landlord of Tenant's intent to renew not less than twelve (12) months prior to the termination date of the original three (3) year term. The additional two (2) year term shall be subject to all Terms and Conditions of the original Lease except that the rental amount shall be adjusted to reflect the current Fair Rental Value of the property. In the event that the Landlord and Tenant are unable to agree as to current Fair Rental Value of the property for the additional two (2) year term, such rental shall be fixed by arbitration in accordance with the laws of the State of Washington; each of the parties to select an arbitrator, and the two arbitrators so selected to select a third arbitrator and the arbitrators so selected will determine the Fair Rental Value to apply during the additional two (2) year term but in no event shall the new monthly rental amount be less than the monthly rental amount for the original three (3) year term.

Paragraph 8.1 "a" TENANT'S OBLIGATIONS

Tenant agrees to pay particular attention to the maintenance of the roof(s) of the leased premises making certain to keep all drains free from debris and clear running and otherwise maintaining the lease premises in a weathertight condition to prevent damage from occurring to any portion of the lease premises.

Paragraph 15.1 "a" LANDLORD'S CONSENT REQUIRED

All terms and Conditions of any proposed sublease shall require the written approval of the Landlord.

                           AMENDMENT ADDENDUM NUMBER 1

Paragraph 2.1 "a" OPTION TO RENEW

The purpose of this amendment is to provide an additional option to renew this lease as follows:

Tenant shall have the option to renew this lease for a second additional two (2) year term upon first giving written notice to Landlord of Tenant's intent to renew not less than twelve (12) months prior to the termination date of the original three (3) year term or any extension thereof. The second additional two
(2) year term shall be subject to all Terms and Conditions of the original Lease except that the rental amount shall be adjusted to reflect the current Fair Rental Value of the property. In the event that the Landlord and Tenant are unable to agree as to current Fair Rental Value of the property for the second additional two (2) year term, such rental shall be fixed by arbitration in accordance with the laws of the State of Washington; each of the parties to select an arbitrator, and the two arbitrators so selected to select a third arbitrator and the arbitrators so selected will determine the Fair Rental Value to apply during the second additional two (2) year term but in no event shall the new monthly rental amount be less than the monthly rental amount for the original three (3) year term or subsequent monthly rental amount applicable to any extension thereof whichever amount is greater. Second additional two year option if exercised:

Commencement Date - December 1, 1984     Termination Date - November 30,
1986



Landlord:                                Tenant:

F.K. Haslund, Jr.                        Frank J. Swanson Exec. Vice
----------------------------------       ---------------------------------

President                                Riley Sivertsen General M
Pacific Northwest Warehouses, Inc.       Coast Wide Supply Co.

                                   RESOLUTION



      BE IT RESOLVED, that the Board of Directors of Coast Wide Supply Co., Inc. hereby authorized Mr. Frank Swanson its Ex. Vice President and Mr. Riley Sivertsen its General Manager consistent with Board policy to amend Addendum Number 1 of that certain lease dated December 5, 1979 between Coast Wide Supply Co., Inc. and Pacific Northwest Warehouses, Inc. in order to provide an additional option to renew that lease for a two (2) year period.

      Passed this 20th day of December 1982.



                                    F. June Swanson
                                    ------------------------------------
                                    President          Coast Wide Supply



                                    Riley Sivertsen
                                    ------------------------------------
                                    Secretary          Coast Wide Supply

                       THIRD AMENDMENT TO ADDENDUM NUMBER

Paragraph 2.1 "a" OPTION TO RENEW

The purpose of this amendment is to provide an additional option to renew this lease as follows:

Tenant shall have the option to renew this lease for a fourth additional two (2) year term upon first giving written notice to Landlord of Tenant's intent to renew not less than twelve (12) months prior to the termination date of the original three (3) year term or any extension thereof. The fourth additional two
(2) year term shall be subject to all Terms and Conditions of the original Lease except that the rental amount shall be adjusted to reflect the current Fair Rental Value of the property. In the event that the Landlord and Tenant are unable to agree as to current Fair Rental Value of the property for the fourth additional two (2) year term, such rental shall be fixed by arbitration in accordance with the laws of the State of Washington; each of the parties to select an arbitrator, and the two arbitrators so selected to select a third arbitrator and the arbitrators so selected will determine the Fair Rental Value to apply during the fourth additional two (2) year term but in no event shall the new monthly rental amount be less than the monthly rental amount for the original three (3) year term or subsequent monthly rental amount applicable to any extension(s) thereof whichever amount is greater.

Fourth additional two year option period if exercised:

Tenant's written notice required (on or before):      November 30, 1987

Commencement Date:                                    December 1, 1988

Termination Date:                                     November 30, 1990



Landlord:                                              Tenant:

F.K. Haslund, Jr.                                      Riley Sivertsen
----------------------------------                     -----------------------

President                                              General Manager
Pacific Northwest Warehouses, Inc.                     Coast Wide Supply Co.

                       SECOND AMENDMENT TO ADDENDUM NUMBER

Paragraph 2.1 "a" OPTION TO RENEW

The purpose of this amendment is to provide an additional option to renew this lease as follows:

Tenant shall have the option to renew this lease for a third additional two (2) year term upon first giving written notice to Landlord of Tenant's intent to renew not less than twelve (12) months prior to the termination date of the original three (3) year term or any extension thereof. The third additional two
(2) year term shall be subject to all Terms and Conditions of the original Lease except that the rental amount shall be adjusted to reflect the current Fair Rental Value of the property. In the event that the Landlord and Tenant are unable to agree as to current Fair Rental Value of the property for the third additional two (2) year term, such rental shall be fixed by arbitration in accordance with the laws of the State of Washington; each of the parties to select an arbitrator, and the two arbitrators so selected to select a third arbitrator and the arbitrators so selected will determine the Fair Rental Value to apply during the third additional two (2) year term but in no event shall the new monthly rental amount be less than the monthly rental amount for the original three (3) year term or subsequent monthly rental amount applicable to any extension(s) thereof whichever amount is greater.

Third additional two year option period if exercised:

Tenant's written notice required (on or before):      November 30, 1985

Commencement Date:                                    December 1, 1986

Termination Date:                                     November 30, 1988



Landlord:                                               Tenant:

F.K. Haslund, Jr.                                       Riley Sivertsen
----------------------------------                      -----------------------

President                                               General Manager
Pacific Northwest Warehouses, Inc.                      Coast Wide Supply Co.

STATE OF WASHINGTON     )
                              )  ss.
COUNTY OF KING          )

      On this 3rd day of December A.D., 1984 before me personally appeared
F.K. Haslund, Jr. to me known to be the President and ________________________ to me known to be the ________________________ of Pacific Northwest Warehouses Inc. the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                    Gary L. Ingalls
                                    -------------------------------------
                                    Notary Public in and for the State of
                                    Washington, residing at Seattle

                             ADDENDUM NUMBER TWO (2)


The purpose of this Addendum is to describe the additional agreement between Lessor and Lessee as set forth below. This Addendum is subject to and by this reference is incorporated in the original lease which is currently in effect dated December 5, 1979 between Pacific Northwest Warehouses Inc. (Lessor) and Coast Wide Supply Company (Lessee).

THIRD AMENDMENT TO ADDENDUM NUMBER 1

Lessor and Lessee acknowledge that the Lessee's Fourth additional two year option period, written notice of same which was not given as required on or before November 30, 1987, is no longer applicable and is in fact superseded by this Addendum Number Two (2).

ADDITIONAL TEN (10) YEAR TERM

Lessor and Lessee agree to extend this lease, which currently runs through November 30, 1988, without interruption for an additional Ten (10) Year and One
(1) Month term. The additional Ten (10) Year and One (1) Month term shall commence December 1, 1988 and shall terminate December 31, 1998.

MONTHLY RENT

The current monthly rent for the leased premises of Five Thousand Four Hundred Dollars ($5400) shall be adjusted to reflect the current Fair Rental Value of the property Biennially through-out the lease term. Said adjustments shall become effective on January 1 of 1989, 1991, 1993, 1995, and 1997. In the event that the Lessor and Lessee are unable to agree as to current Fair Rental Value of the property for any of Biennial Rental Adjustment periods, such rental shall be fixed by binding arbitration in accordance with the laws of the State of Washington pursuant to the following procedure: Lessor shall give written notice to Lessee not later than the October 1 prior to the rental adjustment date and each of the parties shall select an arbitrator within 30 days of delivery of the notice; the two arbitrators so selected shall select a third arbitrator; and the arbitrators so selected shall within 30 days of their appointment determine the Fair Rental Value to apply during the subject two (2) year period, but in no event shall the new monthly rental be less than the monthly rental amount currently being paid for the immediate preceding month. The parties hereto shall equally share the costs of such arbitration.

ADDITION AND IMPROVEMENTS TO THE BUILDING

Lessor shall construct an addition and make improvements to the office area at 2250 - lst Avenue South in accordance with the preliminary plan and specifications provided by Edberg Christiansen Architects attached herewith and marked Exhibit 'A'. Lessee hereby agrees to the use of that architect and approves the preliminary plans and specifications. Lessor shall contract for the construction of the improvements, but shall have no liability to Lessee for any personal injury or property damage suffered by Lessee caused by any act or omission of the contractor, provided, that lessor shall require the contractor to carry comprehensive personal liability insurance. Lessee hereby recognizes that interruptions of its business operations will occur as a result of the construction activities and hereby waives any claim it might in the future have against Lessor arising out of any such interruption.

Preliminary estimates as to the costs of the addition and improvements exclusive of Washington State Sales Tax are as follows:

Wesco Construction, Inc.                 $ 97,750
Edberg Christiansen Architects              8,150
  (including charges to date)
Permits                                     1,000
Reproduction & Misc.                          250
Contingency                                 3,000
                                         --------
                                         $110,150

It is recognized that the above represents the best estimate of costs based on the preliminary drawings attached hereto, and marked Exhibit 'A', and that there could be some adjustments, either increase or decrease, to the total upon completion of construction documents and obtaining a firm bid prior to actual commencement of construction, and the construction, and resulting from the construction process itself.

It is further understood and agreed to by Lessor and Lessee that Lessee shall bear the entire cost of the above referenced addition and improvements.

Lessee shall pay for the entire cost of the addition or improvements as payments come due pursuant to the architectural and construction contracts, providing its own financing subject to approval of Lessor.

The parties shall cooperate together and use their best efforts to obtain completion of construction of the addition and improvements by November 30, 1988. This agreement shall be effective as to all of its terms, however, even if the addition and improvements are not completed by that date.

Dated March 3, 1988.

Pacific Northwest Warehouses, Inc.        Coast Wide Supply Company

by F. K. Haslund, Jr.                     by Riley Sivertsen
   -------------------------------           ------------------------------
      its President                             its President

We hereby guarantee the payment to Lessor of any amount due from Lessee to Lessor pursuant to this agreement for the addition and improvements.



----------------------       ----------------------     ---------------------

STATE OF WASHINGTON     )
                              )  ss.
COUNTY OF KING          )

      On this 3rd day of March A.D., 1988 before me personally appeared K. Haslund, Jr., to me known to be the President of the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that ____ he ___ was authorized to execute said instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    Angela L. Havers
                                    -------------------------------------
                                    Notary Public in and for the State of
                                    Washington, residing at Seattle



 Security Title Insurance Company of Washington - ACKNOWLEDGMENT - CORPORATION

                      AMENDMENT TO ADDENDUM NUMBER TWO (2)

The purpose of this Amendment is to change the first rental adjustment date as set forth in the paragraph entitled MONTHLY RENT from an effective date of January 1, 1989 to an effective date of January 1, 1990. All other terms and conditions remain unchanged.

Dated April 24th, 1989.

Pacific Northwest Warehouses, Inc.        Coast Wide Supply Company

by F. K. Haslund, Jr.                     by Riley Sivertsen
   ------------------------------           ---------------------------------
      its President                             its President

STATE OF WASHINGTON     )
                              )  ss.
COUNTY OF KING          )

      On this 24th day of April A.D., 1989 before me personally appeared F. K. Haslund, Jr., to me known to be the President of the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that ____ he ___ w__ authorized to execute said instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    Angela L. Havers
                                    --------------------------------------
                                    Notary Public in and for the State of
                                    Washington, residing at Seattle



 Security Title Insurance Company of Washington - ACKNOWLEDGMENT - CORPORATION